UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 25, 2015

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Main St., Suite 201, Conway AR	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	855-440-8484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2015, Inuvo, Inc. (the "Company") held an annual meeting of stockholders where three proposals were voted upon. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2015. Of the 24,269,457 shares of common stock outstanding and entitled to vote at the annual meeting, 11,946,168 shares (or 49.2%), constituting a quorum, were represented in person or by proxy at the annual meeting.  The final vote on the proposals was recorded as follows:

Proposal 1. Election of Class I Director.

The following Class I director was elected at the annual meeting to hold office until the 2018 meeting of stockholders according to the vote tabulation described below:

	“For”	“Against”	Broker Non-Votes
Richard Howe	11,236,308	709,860	12,323,289

Proposal 2.  Ratification of the Appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm:

“For”	“Against”	“Abstain”	Broker Non-Votes
11,008,253	329,761	608,154	12,323,289

Proposal 3.  Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in the proxy statement:

“For”	“Against”	“Abstain”	Broker Non-Vote4
10,255,442	1,555,635	135,091	12,323,289

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: June 25, 2015	By:	/s/ John Pisaris
John Pisaris, General Counsel